                                                                   EXHIBIT 10.25

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                             SALON INTERNET, INC.

        Warrant for the Purchase of Shares of Series C Preferred Stock

                                                          67,010 Shares


          FOR VALUE RECEIVED, SALON INTERNET, INC., a California corporation (the "Company"), with its principal office at 706 Mission Street, Second Floor, San Francisco, California 94103, hereby certifies that Chatsworth Securities LLC or its registered assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time after the date hereof and on or before 5:00 p.m., California time, April 14, 2004 (the "Expiration Date"), the number of fully paid and nonassessable shares of Series C Preferred Stock ("Series C Preferred Stock") of the Company set forth above.

          The Holder may purchase the above number of shares of Series C Preferred Stock at a purchase price per share (as appropriately adjusted pursuant to Section 6 hereof) of One Dollar and Ninety-Four Cents ($1.94) (the "Exercise Price"). The term "Series C Preferred Stock" shall mean (i) the aforementioned Series C Preferred Stock of the Company and (ii) the Common Stock of the Company issuable upon conversion of the Series C Preferred Stock at such time as all of the Company's Series C Preferred are converted into Common Stock of the Company, together, in each case, with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

          The number of shares of Series C Preferred Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Series C Preferred Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Series C Preferred Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares".

          Section 1.  Exercise of Warrant.
                      -------------------

          (a) This Warrant may be exercised in whole or in part on any business day prior to the termination of the Warrant by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a certified or cashier's check for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

          (b) Notwithstanding the foregoing, upon such exercise pursuant to
Section 1(a), in lieu of payment of the Exercise Price, the Holder may instead elect to receive that number of shares of Series C Preferred Stock of the Company equal to the quotient obtained by dividing [(A-B)(C)] by A, where:

               (A)  =  the Fair Market Value (as defined below) of one share of Series C Preferred Stock on the date of exercise of this Warrant;

               (B)  =  the Exercise Price for one share of Series C Preferred
                       Stock under this Warrant (as adjusted to the date of such calculation); and

               (C)  =  the number of shares of Series C Preferred Stock
                       issuable upon exercise of this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation).

If the above calculation results in a negative number, then no shares of Series C Preferred Stock shall be issued or issuable upon exercise of this Warrant. For purposes hereof, "Fair Market Value" of a share of Preferred Stock shall mean:

               (1) where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share of Preferred Stock shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing sale price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, and
     (ii) the number of shares Common Stock into which each share of Series C Preferred Stock is convertible at the time of such exercise. Notwithstanding the forgoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock ("IPO"), the fair market value per share shall be the product of (i) the per share offering price to the public of the Company's IPO and and (ii) the number of shares Common Stock into which each share of Series C Preferred Stock is convertible at the time of such exercise, or

               (2) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

     Upon exercise of this Warrant pursuant to this Section 1(b), the registered holder hereof shall be entitled to receive a certificate for the number of shares of Series C Preferred Stock determined as aforesaid within a reasonable time not to exceed 20 days after exercise of the stock purchase rights represented by this Warrant.

          Section 2.  Reservation of Shares.  The Company hereby agrees that at
          ----------  ---------------------
all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Series C Preferred Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than as provided in the Company's articles of incorporation and any restrictions on sale set forth herein or pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

          Section 3.  Fractional Interest.  The Company will not issue a
          ----------  -------------------
fractional share of Series C Preferred Stock upon exercise of a Warrant. Instead, the Company will deliver its check for the Fair Market Value of such fraction of a share, rounded to the nearest cent.

          Section 4.  Assignment or Loss of Warrant.
          ----------  -----------------------------

          (1) Except as provided in Section 8, the Holder of this Warrant shall not be entitled, without obtaining the consent of the Company, to assign its interest in this Warrant in whole or in part to any person or persons; provided, however, that this warrant may be assigned to affiliates, (including distributions or transfers made to general or limited partners of a Holder) in compliance with the provisions of Section 8. Subject to the provisions of
Section 8, and the obtaining of such consent of the Company, where required, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holders entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

          (2) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

          Section 5.  Rights of the Holder.  The Holder shall not, by virtue
          ----------  --------------------
hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

          Section 6. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

               (1) Adjustment for Change in Capital Stock.  If the Company:
               --- --------------------------------------

               (A) pays a dividend or makes a distribution on its Series C Preferred Stock in shares of its Series C Preferred Stock;

               (B) subdivides its outstanding shares of Series C Preferred Stock into greater number of shares;

               (C) combines its outstanding shares of Series C Preferred Stock into a smaller number of shares;

               (D) makes a distribution on its Series C Preferred Stock in shares of its capital stock other than Series C Preferred Stock; or

               (E) issues by reclassification of its Series C Preferred Stock any shares of its capital stock;

then the exercise right and the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive upon exercise of the Warrants the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised the Warrants immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          (2) Adjustment for Dilutive Issuances.  Notwithstanding the foregoing
          --- ---------------------------------
adjustments in paragraph (a) above, the conversion rate of the Series C Preferred Stock into Common Stock is subject to adjustments as set forth in the Company's Articles of Incorporation (without giving duplicative effect to adjustments set forth in paragraph (a) above. The Company represents that as of the date this Warrant was first issued, each share of Series C Preferred Stock was convertible into one share of Common Stock.

          (3) Minimum Adjustment; Notice of Adjustments.  No adjustment in the
          --- -----------------------------------------
Exercise Price of this Section 6 shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such Exercise Price; provided, however, that any adjustments which by reason of this subsection are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest share, as the case may be.

     Whenever the Exercise Price or number of Warrant Shares issuable upon exercise hereof shall be adjusted pursuant to this section, the Company shall issue a certificate signed by the secretary of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed to the holder of this Warrant.

          (4) Deferral of Issuance or Payment.  In any case in which an event
          --- -------------------------------
covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Series C Preferred Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Series C Preferred Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

          (5) When No Adjustment Required.  No adjustment need be made for a
          --- ---------------------------
change in the par value or no par value of the Series C Preferred Stock.

          (6) Notice of Certain Actions.  In the event that:
          --- -------------------------

               (A) the Company shall authorize the issuance to all holders of its Series C Preferred Stock of rights, warrants, options or convertible securities to subscribe for or purchase shares of its Series C Preferred Stock or of any other subscription rights, warrants, options or convertible securities; or

               (B) the Company shall authorize the distribution to all holders of its Series C Preferred Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the Exercise Price shall have been adjusted pursuant to subsection (a) of this Section 6 or regular cash dividends or distributions payable out of earnings or earned surplus and made in the ordinary course of business); or

               (C) the Company shall authorize any capital reorganization or reclassification of the Series C Preferred Stock (other than a subdivision or combination of the outstanding Series C Preferred Stock and other than a change in par value of the Series C Preferred Stock) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Series C Preferred Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety; or

               (D) the Company is the subject of a voluntary or involuntary dissolution, liquidation or winding-up procedure;

               (E) the Company proposes to take any action (other than actions of the character described in subsection (a) or (b) of this Section 6) that would require an adjustment of the Exercise Price pursuant to this Section 6; or

                   (F) the Company has filed a registration statement relating to an initial public offering of its securities;

then the Company shall cause to be mailed by first-class mail to the Holder, at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of Series C Preferred Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, or (y) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Series C Preferred Stock of record shall be entitled to exchange their shares of Series C Preferred Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

          (7) No Adjustment Upon Exercise of Warrants.  No adjustments shall be
          --- ---------------------------------------
made under any Section herein in connection with the issuance of Warrant Shares upon exercise of the Warrants.

          Section 7.  Reclassification, Reorganization, Consolidation or Merger.
          ----------  ----------------------------------------------------------
In the event of any reclassification, capital reorganization or other change of outstanding shares of Series C Preferred Stock of the Company (other than a subdivision or combination of the outstanding Series C Preferred Stock and other than a change in the par value of the Series C Preferred Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Series C Preferred Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Series C Preferred Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 7 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Series C Preferred Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale or conveyance, additional shares of Series C Preferred Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Series C Preferred Stock, any such issue shall be treated as an issue of Series C Preferred Stock covered by the provisions of subsection (a) of Section 6.

          Section 8.  Transfer to Comply with the Securities Act of 1933.  This
          ----------  --------------------------------------------------
Warrant may not be exercised and neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or blue sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are acquired pursuant to a registration statement that has been declared effective under the Act, shall bear a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after the acquisition of such Warrant Shares pursuant to a registration statement that has been declared effective under the Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provision of this Section 8 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent holders of this Warrant, if any.

          Section 9.  Modification and Waiver.  This Warrant and any term hereof
          ----------  -----------------------
may be changed, waived, discharged or terminated by an instrument in writing signed by the Company and the Holder.

          Section 10.  Registration Rights Agreement.  The registration rights
          -----------  ------------------------------
of the Holder (including Holders' successors) with respect to this Warrant and the underlying stock will be the same as granted to the holders of the Company's Series C Preferred Stock. Such rights may not be amended in a manner adverse to the Holder without the Holder's prior written consent.

          Section 11.  Rights and Obligations Survive Exercise of Warrant.  The
          -----------  ---------------------------------------------------
rights and obligations of the Company, the Holder and the holder of shares of Series C Preferred Stock issued upon exercise of this Warrant referred to in Sections 10 shall survive the exercise of this Warrant.

          Section 12.  Notices. All notices and other communications required or
          -----------  -------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

          Section 13.  Descriptive Headings and Governing Law.  The description
          -----------  --------------------------------------
headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

          IN WITNESS WHEREOF, the Company has duly caused this Warrant to be executed by its duly authorized officer and to be dated as of April 14, 1999.

                         SALON INTERNET, INC.


                         By:  /S/ TODD HAGEN
                              -------------------
                              Todd Hagen

                             PURCHASE FORM
                             -------------


                              Dated ________________, ____


          The undersigned hereby irrevocably elects to exercise the within Warrant to purchase _____ shares of Series C Preferred Stock and hereby makes payment of ________________ in payment of the exercise price therefor.



                              ----------------------------------
                              (Signature)

                             ASSIGNMENT FORM
                             ---------------


                              Dated ________________, ____



          FOR VALUE RECEIVED, ___________________________ hereby

sells, assigns, and transfers unto ______________________________ (the
"Assignee"),                  (please type or print in block letters)

_______________________________________________________________________
                       (insert address)

its right to purchase up to ____ shares of Series C Preferred Stock represented by this Warrant and does hereby irrevocably constitute and appoint ____________________ as its attorney-in-fact, to transfer the same on the books of the Company, with full power of substitution in the premises.



                              -----------------------------------
                              (Signature)